Exhibit 10.1
CONFIDENTIAL TREATMENT

Supplemental Agreement No. 71

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

       THIS SUPPLEMENTAL AGREEMENT, entered into as of January 18, 2011, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

       WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-8H4 aircraft (the Agreement) and;

       WHEREAS, Buyer has exercised its right to substitute twenty (20) Boeing Model 737-7H4 aircraft (Aircraft) with Boeing Model 737-800 aircraft with the delivery positions identified in the table below (Substitute Aircraft)  and Boeing has confirmed the availability of scheduled deliveries of Substitute Aircraft in such scheduled delivery months;

Delivery Month	No. Of Aircraft	Block	MSN
Mar-2012	2	T-W-3	36680 and 36980
Apr-2012	2	T-W-3	36681 and 36983
May-2012	2	T-W-3	36682 and 36985
Jun-2012	2	T-W-3	36683 and 36987
Jul-2012	2	T-W-3	36684 and 36990
Aug-2012	2	T-W-3	36685 and 36992
Sep-2012	2	T-W-3	36686 and 36994
Oct-2012	2	T-W-3	36687 and 36997
Nov-2012	2	T-W-3	37005 and 37003
Dec-2012	2	T-W-3	37006 and 37009

As a result of the Buyer's election to substitute twenty (20) 737-8H4 aircraft for 737-7H4 Aircraft, twenty (20) 737-7H4 delivery positions identified for such substitution by Buyer will be deleted from Table 1 of the Agreement as Block T-W-2b Aircraft and incorporated in the Agreement of Table 1 as Block T-W-3 Aircraft to the Agreement to identify the delivery positions, quantities, Price and Advance Payment Base Price for the Substitute Aircraft and upon definitive agreement, such Substitute Aircraft shall be incorporated into the Agreement as Aircraft; and

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-71-1
K/SWA

WHEREAS, the parties have agreed to incorporate a new Exhibit A.2 specific to the configuration of the Substitute Aircraft, and;

WHEREAS, the parties have agreed to incorporate a 737-800 Customer Support Document as Exhibit C.2 to reflect the customer support entitlements provided by Boeing for the Substitute Aircraft, and;

WHEREAS, the parties have agreed to incorporate a 737-800 Buyer Furnished Equipment Provisions Document as Exhibit E.2 to reflect the a delivery schedule for buyer furnished equipment required by the Substitute Aircraft, and;

WHEREAS, the parties have agreed, in addition to those matters related to the addition of the Substitute Aircraft to the Agreement, to address certain additional changes to the Agreement through this Supplemental Agreement, including:

(i) revisions to pages 3-1 and 3-2 of Article 3 of the Agreement entitled “Price of Aircraft” to reflect the Aircraft Pricing of Blocks T-W-2b, Block T-W-2c and Block T-W-3 and applicable Exhibit A-1A and Exhibit A.2 with respect to the Aircraft and the Substitute Aircraft;

(ii) the revision of Letter Agreement 6-1162-RLL-934 to update the list of Letter Agreements under the Purchase Agreement that should be treated as confidential;

(iii) the revision of Letter Agreement 6-1162-KJJ-058 to (a) conform defined terms to the Purchase Agreement, (b) incorporate language relating to the definition of an exercised Substitute Aircraft; and (c) add terms and conditions of 737-800 substitution to the 737-600 Substitute Aircraft which were previously omitted pursuant to Supplemental Agreement 13; and

(iv) removing Block T-W-2c Aircraft from Table 3, incorporating the Block T-W-2c Aircraft in Table 1 and deleting Table 3 in its entirety;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference;

2. Table 1 is deleted in its entirety and replaced by a new Table 1 incorporated into the Agreement by this reference to reflect (i) the deletion of twenty (20) T-W-2b Aircraft scheduled delivery positions, (ii) the incorporation of the twenty (20) Substitute Aircraft scheduled delivery positions as Block T-W-3 Aircraft; and (iii) the incorporation of Block T-W-2c Aircraft delivery positions, quantities, Price and Advance Payment Base Price;

3. Table 3 is deleted in its entirety;

4. Pages 3-1 and 3-2 to Basic Article 3 of the Agreement, entitled “Price of Aircraft”, are hereby deleted and replaced by new pages 3-1 and 3-2 to the Basic Article 3 attached hereto and incorporated into the Agreement by this reference to reflect the

P.A. No. 1810	SA-71-2
K/SWA

additional references to Exhibit A-1A and Exhibit A.2 in subparagraph 3.1.1 entitled “Definitions” and to reflect the additional references to Block T-W-2b Aircraft, Block T-W-2c Aircraft and Block T-W-3 Aircraft in subparagraph 3.2 entitled “Aircraft Basic Price” and subparagraph 3.3 entitled “Aircraft Price”;

5. Letter Agreement No. SWA-PA-1810-LA-1003490 entitled "737-800***" is hereby incorporated into the Agreement by this reference;

6. Letter Agreement No. SWA-PA-1810-LA-1003498 entitled "737-800 Promotional Support" is hereby incorporated into the Agreement by this reference;

7. Letter Agreement No. SWA-PA-1810-LA-1003367 entitled "737-8H4 Aircraft***" related to the Substitute Aircraft is hereby incorporated into the Agreement by this reference;

8. Letter Agreement No. 6-1162-RLL-934R3 entitled “Disclosure of Confidential Information” is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162- RLL-934R4, attached hereto and hereby incorporated into the Agreement by this reference;

9. Letter Agreement No. 6-1162-KJJ-058 entitled *** is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-KJJ-058R1 attached hereto and  hereby incorporated into the Agreement by this reference;

10. Exhibit A.2, attached hereto, is hereby added and incorporated into the Agreement to reflect the Detail Specification document number of D019A001SWA37P-2, Rev NEW specific to the Substitute Aircraft;

11. Exhibit C.2, attached hereto, is hereby incorporated into the Agreement to reflect the customer support entitlements related to the Substitute Aircraft;

12. Exhibit E.2, attached hereto, is hereby incorporated into the Agreement to reflect the Buyer Furnished Equipment schedule related to the Substitute Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.
By: /s/ R. Leo Lyons	By: /s/ Scott Topping
Its: Attorney-In-Fact	Its: Vice President/Treasurer

P.A. No. 1810	SA-71-3
K/SWA

TABLE OF CONTENTS

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-71

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810
K/SWA	SA-71

TABLE OF CONTENTS CON'T

SA
TABLE		Number

1.	Aircraft Information Table	SA-71

2.	Option Aircraft Information Table	SA-66

EXHIBITS

A	737-700 Aircraft Configuration Exhibit A-4 Exhibit A-1A	SA-66 SA-69

A.2	737-800 Aircraft Configuration	SA-71

B	Product Assurance Document	SA-1

C	Customer Support Document

C.2	737-800 Customer Support Document	SA-71

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-71

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810
K/SWA	SA-71

TABLE OF CONTENTS CON'T

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R4	Disclosure of Confidential Information	SA-71

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810
K/SWA	SA-71

TABLE OF CONTENTS CON'T

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058R1	Additional Substitution Rights	SA-71

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810
K/SWA	SA-71

6-1162-NIW-1983 ***	SA-62

SWA-PA-1810-LA-1000419 ***	SA-64

SWA-PA-1810-LA-1001315 ***	SA-66

SWA-PA-1810-LA-02710 ***	SA-69

SWA-PA-1810-LA-100398 737-800 Promotional Support	SA-71

SWA-PA-1810-LA-1003490 ***	SA-71

SWA-PA-1810-LA-1003367 ***	SA-71

P.A. No. 1810
K/SWA	SA-71

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block A, B, C, D & E Aircraft	***	***	***
Block F & G Aircraft	***	***	***
Block H Aircraft	***	***	***
Block I Aircraft	***	***	***
Block J Aircraft	***	***	***
Block K Aircraft	***	***	***
Block K-W Aircraft	***	***	***
Block L Aircraft	***	***	***
Block T Aircraft	***	***	***
Block T-W Aircraft	***	***	***
Block T-W-1 / T-W-1a Aircraft	***	***	***
Block T-W-2 / T-W-2a Aircraft	***	***	***
Block T-W-2b Aircraft*	***	***	***
Block T-W-2c Aircraft***	***	***	***
Block T-W-3 Aircraft**	***	***	***

notes:
Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
Block T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315;
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement
***Exhibit A-1A applies to Block T-W-2c Aircraft per SA69^
Block T-W-3 Aircraft (Substitute Aircraft per SA71) - Advance Payment Schedule per LA SWA-PA-1810-1001315
**First minor model Special Features price = *** due to non-recuring charges^^
**Exhibit A.2 applies to Block T-W-3 Aircraft^^^

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Oct-1999	1	L	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Nov-1999	2	L	***
Dec-1999	1	L	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	H	***
Sep-2000	1	L	***
Oct-2000	2	H	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	2	E	***
Dec-2000	1	L	***
Jan-2001	1	E	***
Jan-2001	1	L	***
Feb-2001	1	E	***
Feb-2001	1	L	***
Mar-2001	2	E	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Jun-2001	3	E	***
Jul-2001	1	L	***
Sep-2001	3	E	***
Sep-2001	1	L	***
Oct-2001	3	H	***
Oct-2001	1	L	***
Nov-2001	2	I	***
Nov-2001	1	T	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Feb-2002	1	T	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Nov-2002	1	J	***
Dec-2002	2	I	***
Dec-2002	1	J	***
Mar-2003	2	L	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Jul-2003	1	L	***
Aug-2003	1	I	***
Aug-2003	2	L	***
Sep-2003	3	I	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
Apr-2004	3	T	***
May-2004	1	K	***
May-2004	1	T	***
Jun-2004	2	K	***
Jun-2004	6	T	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2004	2	K	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	1	K-W	***
Sep-2004	4	T-W	***
Oct-2004	4	K-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***	36659
Mar-2010	1	T-W-2a	***	36660
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***	36662
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***	36663
Jul-2010	1	T-W-2a	***	36664
Aug-2010	1	T-W-2a	***	36665
Oct-2010	1	T-W-2b	***	36667
Dec-2010	1	T-W-2b	***	36668
Feb-2011	1	T-W-2b	***	36669
March-11	1	T-W-2b	***	36671
March-11	1	T-W-2c	***	36726
April-11	1	T-W-2b	***	36672
April-11	1	T-W-2c	***	33936
May-11	1	T-W-2b	***	36673
May-11	1	T-W-2b	***	41528
June-11	1	T-W-2b	***	36674
July-11	3	T-W-2b	***	36675, 36963, 36962
August-11	2	T-W-2b	***	36676, 36965
September-11	2	T-W-2b	***	36677, 36966
Oct-2011	1	T-W-2b	***	36967
Dec-2011	1	T-W-2b	***	36679
Mar-2012	1	T-W-3	***	36680
Mar-2012	1	T-W-3	***	36980
Apr-2012	2	T-W-3	***	36681, 36983
May-2012	2	T-W-3	***	36682, 36985
Jun-2012	2	T-W-3	***	36683, 36987
Jul-2012	2	T-W-3	***	36684, 36990
Aug-2012	2	T-W-3	***	36685, 36992
Sep-2012	2	T-W-3	***	36686, 36994
Oct-2012	2	T-W-3	***	36687, 36997
Nov-2012	2	T-W-3	***	37005, 37003

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Dec-2012	2	T-W-3	***	37006, 37009
Jan-2013	2	T-W-2b	***	36891, 36634
Feb-2013	1	T-W-2b	***	36635
Mar-2013	2	T-W-2b	***	36892, 36638
Apr-2013	1	T-W-2b	***	36893
May-2013	1	T-W-2b	***	36894
Jun-2013	2	T-W-2b	***	36895, 36896
Jul-2013	1	T-W-2b	***	36897
Aug-2013	2	T-W-2b	***	36898, 36905
Sep-2013	2	T-W-2b	***	36907, 36911
Oct-2013	2	T-W-2b	***	36912, 36914
Nov-2013	1	T-W-2b	***	36915
Dec-2013	2	T-W-2b	***	36917, 36919
Jan-2014	2	T-W-2b	***	36920, 36909
Feb-2014	2	T-W-2b	***	36922, 36910
Mar-2014	3	T-W-2b	***	36943, 36927, 36925
Apr-2014	2	T-W-2b	***	36944, 36929
May-2014	1	T-W-2b	***	36946
Jun-2014	2	T-W-2b	***	36968, 36949
Jul-2014	1	T-W-2b	***	36951
Aug-2014	3	T-W-2b	***	36928, 36952, 37019
Sep-2014	1	T-W-2b	***	36954
Oct-2014	2	T-W-2b	***	36957, 37034
Nov-2014	1	T-W-2b	***	36971
Dec-2014	1	T-W-2b	***	37037
Jan-2015	1	T-W-2b	***	36899
Feb-2015	1	T-W-2b	***	36901
Mar-2015	2	T-W-2b	***	36902, 36936
Apr-2015	2	T-W-2b	***	36649, 36652
May-2015	1	T-W-2b	***	36903
Jun-2015	2	T-W-2b	***	36906, 36654
Jul-2015	1	T-W-2b	***	36655
Aug-2015	1	T-W-2b	***	36656
Sep-2015	1	T-W-2b	***	36657
Oct-2015	1	T-W-2b	***	36937
Dec-2015	1	T-W-2b	***	36941
Jan-2016	1	T-W-2b	***	36650
Feb-2016	2	T-W-2b	***	36904, 36932
Mar-2016	1	T-W-2b	***	36651
Apr-2016	2	T-W-2b	***	36653, 36938
May-2016	2	T-W-2b	***	36658, 36939
Jun-2016	1	T-W-2b	***	36916
Jul-2016	2	T-W-2b	***	36921, 36945
Aug-2016	1	T-W-2b	***	36678^
Aug-2016	1	T-W-2b	***	36661
Sep-2016	1	T-W-2b	***	36977^
Sep-2016	1	T-W-2b	***	36923
Oct-2016	1	T-W-2b	***	36666
Nov-2016	1	T-W-2b	***	36670

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ARTICLE 3.   Price of Aircraft.

3.1           Definitions.

3.1.1                      Special Features are the features incorporated in Exhibit A, Exhibit A-1A or Exhibit A.2, as applicable, which have been selected by Buyer.

3.1.2                      Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

3.1.3                      Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4                      Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

3.1.5                      Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2           Aircraft Basic Price.

The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft Block T-W-2a Aircraft, Block T-W-2b, Block T-W-2c and Block T-W-3 is expressed in July 1999 dollars as set forth in Table 1 of the Agreement.

3.3           Aircraft Price.  The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1                      the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft, *** for the Block T Aircraft, ***

P.A. No. 1810	3-1
K/SWA		SA-71

for the Block T-W Aircraft, *** for the Block T-W-1 Aircraft, the Block T-W-1a Aircraft, the Block T-W-2 Aircraft, the Block T-W-2a, *** for the Block T-W-2b Aircraft, *** for the Block T-W-3 Aircraft and  *** for the Block T-W-2c Aircraft; plus

3.3.2                      the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T, Aircraft Block T-W, Aircraft Block T-W-1, Aircraft Block T-W-1a, Aircraft Block T-W-2, Aircraft Block T-W-2a, Aircraft Block T-W-2b, Aircraft Block T-W-2c and Aircraft Block T-W-3 ; plus

3.3.3                      other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4           Advance Payment Base Price.

3.4.1                      Advance Payment Base Price.  For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement.  The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2                      Adjustment of Advance Payment Base Prices – Long-Lead Aircraft.  For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft.  No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing.  Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

P.A. No. 1810	3-2
K/SWA		SA-71

SWA-PA-1810-LA-1003490

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:                      737-8H4 ***

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer Model 737-800 Block  “T-W-3” Aircraft (737-8H4 Aircraft).

Reference is made to:

a) Letter Agreement No. 6-1162-KJJ-054R1 entitled “Business Matters”; and

b) SWA-PA-1810-LA-1001315 entitled ***

The following Purchase Agreement Articles, Exhibits and Letter Agreements, as amended, shall apply to the 737-8H4 Aircraft.  :

1.	Articles 1 through 15
2.	Exhibit A.2 – 737-8H4 Aircraft Configuration
3.	Exhibit B – Product Assurance Document
4.	Exhibit C – Customer Support Document
5.	Exhibit D-1 – Price Adjustments Due to Economic Fluctuations - Aircraft
6.	Exhibit E – Buyer Furnished Equipment Provisions Document
7.	Exhibit F – Defined Terms Document
8.	1810-1, entitled “Waiver of Aircraft Demonstration Flights”
9.	6-1162-DSF-155, entitled “Assignment of Training to FlightSafety Boeing Training International
10.	6-1162-KJJ-054R1, entitled ”Business Matters”
11.	6-1162-KJJ-056, entitled “Noise and Emission Matters
12.	6-1162-KJJ-057, entitled “Product Development”
13.	6-1162-KJJ-058, entitled “Additional Substitution Rights”
14.	6-1162-NIW-889, entitled “Warranty on Exterior Color Schemes and Markings for YA143 and On”
15.	6-1162-RLL-933R22, entitled “Option Aircraft”
16.	6-1162-RLL-934R4, entitled “Disclosure of Confidential Information”
17.	6-1162-RLL-937, entitled “Advance Payments”
18.	6-1162-RLL-938, entitled ***
19.	6-1162-RLL-941R2, entitled “Other Matters”
20.	6-1162-RLL-943R1, entitled “Substitution Rights’
21.	6-1162-RLL-1855R3, entitled “Additional Contractual Matters”
22.	6-1162-RLL-1857, entitled “Service Ready Validation Program Field Test”
23.	6-1162-RLL-1858, entitled “Escalation Matters”
24.	SWA-PA-1810-LA-1001315 entitled ***

All terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

737-8H4 ***
P.A. No. 1810	SA-71

Southwest Airlines Co.
SWA-PA-1810-LA-1003490

1. Pursuant to Letter Agreement references a) or b) above, Buyer shall ***:

1.1.	***

Pursuant to reference a) Letter Agreement, Boeing will ***

1.2.	***

Pursuant to reference a) Letter Agreement, Boeing will ***

1.3.	***

Pursuant to reference a) Letter Agreement, Boeing will ***

1.4.	***

              Pursuant to reference a) Letter Agreement, Boeing will ***

1.5.	***

Pursuant to reference a) Letter Agreement, Boeing will ***

737-8H4 ***
P.A. No. 1810	SA-71

Southwest Airlines Co.
SWA-PA-1810-LA-1003490

1.6.	***

Pursuant to reference a) Letter Agreement, Boeing will ***

1.7.	***

Notwithstanding anything to the contrary in  reference b), Letter Agreement, Boeing will ***

Manufacture Serial Number	Delivery Date
36980	March 2012
36983	April 2012
36985	May 2012
36987	June 2012
36990	July 2012
36992	August 2012
36994	September 2012
37003	November 2012
37009	December 2012

***

1.8.	***

***

737-8H4 ***
P.A. No. 1810	SA-71

Southwest Airlines Co.
SWA-PA-1810-LA-1003490

2. ***

2.1.	***

2.2.	***

2.3.	***

737-8H4 ***
P.A. No. 1810	SA-71

Southwest Airlines Co.
SWA-PA-1810-LA-1003490

3.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By /s/ R. Leo Lyons

Its  Attorney-in-Fact

ACCEPTED AND AGREED TO as of this
Date: January 18, 2011

SOUTHWEST AIRLINES CO.

By /s/ Scott Topping

Its  Vice President/Treasurer

737-8H4 ***
P.A. No. 1810	SA-71

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-PA-1810-LA-1003498

Southwest Airlines Co.
Love Field
PO Box 26611
Dallas, TX 75235-1611

Subject:	Promotional Support

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines, Co. (Buyer) relating to Model 737-8H4 aircraft (737-8H4 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Buyer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.           Definitions.

1.1         Commitment Limit shall have the meaning set forth in Article 2, below.

1.2         Covered Aircraft shall mean those Aircraft identified on Table 4 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3         Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.

1.4         Promotional Support shall mean marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5         Qualifying Third Party Fees shall mean fees paid by Buyer to third party providers for Promotional Support provided to Buyer during the Performance Period.

737-8H4 Promotional Support		PA 1810/SA71
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

2.           ***

~~.~~

3.           Methods of Performance.

3.1           ***

3.2           ***

3.3           ***

4.           Project Approval.

***

5.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

737-8H4 Promotional Support		PA 1810/SA71
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

6.           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Buyer will limit the disclosure of its contents to employees of Buyer with a need to know the contents for purposes of helping Buyer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ R. Leo Lyons

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 18, 2011

Southwest Airlines, Co.

By	/s/ Scott Topping

Its	VP Treasurer

737-8H4 Promotional Support		PA 1810/SA71
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1003367

Southwest Airlines, Co.
Love Field
PO Box 26611
Dallas, TX 75235-1611

Subject:	737-8H4 Aircraft ***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-800 aircraft (737-8H4 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.           Boeing agrees to provide Customer with ***

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of ***

2.           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

SWA-PA-1810-LA-1003367		December 08, 2010
Agreement Subject		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ R. Leo Lyons

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 18, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Scott Topping

Its	VP Treasurer

SWA-PA-1810-LA-1003367		December 08, 2010
Agreement Subject		LA Page 2
BOEING PROPRIETARY

 Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

MODEL 737-800 WITH WINGLETS ***

FOR SOUTHWEST AIRLINES CO.

SECTION                                     CONTENTS

1	***

2	***

3	***

4	***

5	***

6	***

7	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

 Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

1	***

2	***

2.1	***

2.2	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

2.3	***

2.4	***

2.4.1	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

 Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

***

2.4.2	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

2.4.3	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

2.4.4	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

 Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

2.4.5	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

3                      ***

4	***

4.1	***

4.2	***

5	***

5.1	***

5.2	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

5.3	***

5.4	***

5.5	***

5.6	***

5.7	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

 Attachment to Letter Agreement
 No. SWA-PA-1810-LA-1003367
 CFM56-7B26E Engines

6	***

6.1	***

6.2	***

6.3	***

6.4	***

6.5	***

6.6	***

6.7	***

7	***

P.A. No. 1810
AERO-B-BBA4-M10-0985B		SS10-0589
BOEING PROPRIETARY

6-1162-RLL-934R4

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	Letter Agreement No. 6-1162-RLL-934R3 to Purchase Agreement No. 1810 - Disclosure of Confidential Information

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.           Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2.           Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3.           In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein, pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

Schedule of Confidential Documents

1.	Letter Agreement No. 6-1162-RLL-932
2.	Letter Agreement No. 6-1162-RLL-933
3.	Letter Agreement No. 6-1162-RLL-934

P.A. No. 1810
K/SWA	SA-71

Southwest Airlines Co.
6-1162-RLL-934R4    Page 2

4.	Letter Agreement No. 6-1162-RLL-935
5.	Letter Agreement No. 6-1162-RLL-936
6.	Letter Agreement No. 6-1162-RLL-93
7.	Letter Agreement No. 6-1162-RLL-938
8.	Letter Agreement No. 6-1162-RLL-939
9.	Letter Agreement No. 6-1162-RLL-940
10.	Letter Agreement No. 6-1162-RLL-941
11.	Letter Agreement No. 6-1162-RLL-942
12.	Letter Agreement No. 6-1162-RLL-943
13.	Letter Agreement No. 6-1162-RLL-944
14.	Letter Agreement No. 6-1162-RLL-945
15.	Letter Agreement No. 6-1162-RLL-1855
16.	Letter Agreement No. 6-1162-RLL-1856
17.	Letter Agreement No. 6-1162-RLL-1857
18.	Letter Agreement No. 6-1162-RLL-1858
19.	Letter Agreement No. 6-1162-RLL-2036
20.	Letter Agreement No. 6-1162-RLL-2037
21.	Letter Agreement No. 6-1162-RLL-2073
22.	Letter Agreement No. 6-1162-KJJ-054
23.	Letter Agreement No. 6-1162-KJJ-055
24.	Letter Agreement No. 6-1162-KJJ-056
25.	Letter Agreement No. 6-1162-KJJ-057
26.	Letter Agreement No. 6-1162-KJJ-058
27.	Letter Agreement No. 6-1162-KJJ-150
28.	Letter Agreement No. 6-1162-CHL-217
29.	Letter Agreement No. 6-1162-NIW-606
30.	Letter Agreement No. 6-1162-NIW-889
31.	Letter Agreement No. 6-1162-NIW-1369
32.	Letter Agreement No. 6-1162-NIW-1983
33.	Letter Agreement No. SWA-PA-1810-LA-100419
34.	Letter Agreement No. SWA-PA-1810-LA-1001315

P.A. No. 1810
K/SWA	SA-71

Southwest Airlines Co.
6-1162-RLL-934R4    Page 3

35.	Letter Agreement No. SWA-PA-1810-LA-02710

4.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement.

Very truly yours,

THE BOEING COMPANY

By /s/ R. Leo Lyons

Its Attorney –in-Fact

ACCEPTED AND AGREED TO as of this

date: January 18, 2011

SOUTHWEST AIRLINES CO.

By /s/ Scott Topping

Its VP Treasurer

P.A. No. 1810
K/SWA	SA-71

6-1162-KJJ-058R1

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	Letter Agreement No. 6-1162-KJJ-058 to
Purchase Agreement No. 1810 –
***

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of  Boeing Model 737-7H4 aircraft (the Aircraft) and to Letter Agreement No. 6-1162-RLL-933R9 dated April 16, 2008, entitled "Option Aircraft," to the extent it relates to the sale by Boeing and purchase by Buyer of Option Aircraft and Purchase Right Aircraft, as amended.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement

737-800 Substitution

1. ***

1.1 ***

1.2	***

P.A. No. 1810
K/SWA	SA-71

1.3           ***

1.4	***

2.	***

3.           ***

P.A. No. 1810
K/SWA	SA-71

4.           Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By  /s/R. Leo Lyons

Its Attorney-in-Fact

ACCEPTED AND AGREED TO as of this

date: January 18, 2011

SOUTHWEST AIRLINES CO.

By  /s/Scott Topping

Its  VP Treasurer

P.A. No. 1810
K/SWA	SA-71

737-8H4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A.2 to Purchase Agreement Number 1810

P.A. No. 1810	A.2 - 1	SA-71

AIRCRAFT CONFIGURATION

Dated January 18, 2011

relating to

BOEING MODEL 737-8H4 AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001SWA37P-2 Rev NEW dated as of tbd.  Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev N dated as of January, 2010 as amended to incorporate the Options listed on Exhibit A.2, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 1810	A.2 - 2	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

1999 $
		Price	Follow On Price
CR	Title	Per A/C	Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	***	***
0170A244C58	SERVICING FEATURES - BASIC	***	***
0170A425A76	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***	***
0170A541A17	AIRFRAME - 737-800	***	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***	***
0170B513A51	PC - PUSH TO TALK (PTT) SWITCH ON GLARESHIELD - REMOVE	***	***
0170B750B43	737 BOEING SKY INTERIOR	***	***
0170C430J04	PC - COMMUNICATIONS - DUAL COMMUNICATIONS CONTROL PANEL WIRING IN LIEU OF TRIPLE COMMUNICATIONS CONTROL PANEL WIRING	***	***
0170C801A81	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD	***	***
0170C801C76	LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS - 737 BOEING SKY INTERIOR	***	***
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	***	***
0170D322A17	PC - AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNITS - DELETE BUILT-IN TEST EQUIPMENT PRINTER RECEPTACLES	***	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN - BOEING SKY INTERIOR	***	***
0221A599A81	WET GROOVED RUNWAY OPERATIONS WITH ANTISKID SYSTEM INOPERATIVE	***	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***	***
0221C588A08	LANDING PERFORMANCE IMPROVEMENT- SKID RESISTANT RUNWAYS (FOR FAA CERTIFIED CUSTOMERS)	***	***
0222C472A09	SHORT FIELD PERFORMANCE ENHANCEMENT	***	***
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	***	***
0228-000001	FLIGHT MANUALS IN FAA FORMAT	***	***
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	***	***
0228D292A33	AIRPLANE FLIGHT MANUAL	***	***
0252B299A34	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES FAHRENHEIT	***	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***	***
0315D292A01	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800	***	***
0351D322A15	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	***	***
0370C910B63	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - INSTALLATION - 17 MIL DAMPING TAPE FOR NOISE REDUCTION	***	***
1110D360A84	EXTERIOR NON-REGULATORY MARKINGS	***	***
1110D360A85	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***	***
1130D360A86	CARGO COMPARTMENT PLACARDS	***	***
1130D360A88	LIGHTED SIGNS	***	***
1130D360B61	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***	***
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	***	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***	***
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***	***
2310B691B85	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***	***
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C	Follow on Price Per A/C
2311B401A77	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE HONEYWELL INTERNATIONAL INC. HF TRANSCEIVER - P/N 964-0452-012 - AND DIGITAL HF COUPLER - P/N 964-0453-011 - BFE/SPE	***	***
2311C430A48	SINGLE HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	***	***
2312A213B90
VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE HONEYWELL ARINC 750 RTA-44D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2,  AND CMC INTERFACE CAPABILITY - P/N 064-50000-2000 - BFE/SPE
		***	***
2321C910E04	SELECTIVE CALLING (SELCAL) SYSTEM - DELETE PARTIAL PROVISIONS	***	***
2322C703A02	CMU - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTING PARTIAL PROVISIONS - P/N 7519200-921 - BFE/SPE	***	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***	***
2324B299A26	EMERGENCY LOCATOR TRANSMITTER (ELT) - WULFSBERG ELECTRONICS AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE/SPE	***	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***	***
2342D360B00	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	***	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***	***
2350C174A16	AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTECH CORPORATION	***	***
2351-000043	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - THREE POSITION WITH DETENT IN INTERPHONE POSITION	***	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***	***
2351B696M34	AUDIO INTEGRATION - INSTALLATION - 2J HAND MICROPHONE JACKS IN THE FLIGHT DECK	***	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***	***
2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE	***	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***	***
2433-000010	STANDBY POWER - 60-MINUTE CAPABILITY	***	***
2451B572D03	GALLEY G1 POWER - 6.9 KVA	***	***
2510C910B65	TRIP COUNTER - INSTALLATION - SFE - DEXTER WILSON	***	***
2511-000271	SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION	***	***
2511B696M36	FLIGHT COMPARTMENT SEATS - INSTALL CAPTAIN AND FIRST OFFICER SEATS WITH FLOTATION CUSHIONS	***	***
2513-000420	NO ROLLER SUNSHADES - FLIGHT DECK	***	***
2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL	***	***
2513B696E89	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***	***
2513B696E95	FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALL A FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER'S CLIPBOARDS	***	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***	***
2520D360A90	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***	***
2523D360B62	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C	Follow on Price Per A/C
2524D360A79	CLOSET - AFT OF DOOR 1, LEFT - BFE/SPE	***	***
2524D360B01	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - RHS - STA 336.75 - BFE/SPE	***	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***	***
2525D360F41	ECONOMY CLASS SEATS - BFE/SPE	***	***
2527D360C81	FLOOR COVERING - GALLEY MAT AND CARPET - BFE	***	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***
2528D360A93	LITERATURE POCKETS - BFE/SPE	***	***
2528D360B64	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***	***
2529A802A86	DOOR WARNING STRAP - SHOCK CORD	***	***
2529C204J81	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - BOEING SKY INTERIOR	***	***
2530C882K34	GALLEY G1 - AFT STATION 293	***	***
2530D360B03	GALLEY PART NUMBERS - BFE/SPE	***	***
2530D360B04	GALLEY INSERT PART NUMBERS - BFE/SPE	***	***
2540B873A66	LA LAVATORY	***	***
2540D360A81	LA LAVATORY SELECTABLES	***	***
2540D360A82	LE LAVATORY SELECTABLES	***	***
2540D360C84	LD LAVATORY SELECTABLES	***	***
2552-000117	CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS	***	***
2552-000216	LOWER SIDEWALL LINER - FOWARD AND AFT CARGO COMPARTMENT - .060 THICKNESS	***	***
2552B491A05	FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.090 INCH THICKNESS, BMS 8-2, CONOLITE	***	***
2552B491A06	FLOOR PANELS - AFT CARGO COMPARTMENT - 0.090 INCH THICKNESS BMS 8-2, CONOLITE	***	***
2552B491A07	CEILING LINER - FORWARD CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***	***
2552B491A10	CEILING LINER - AFT CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***	***
2552B491A11	STA 731 BULKHEAD - .060 INCH THICKNESS, BMS 8-2, CONOLITE	***	***
2552B491A13	UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 INCH THICKNESS, BMS 8-2, CONOLITE	***	***
2552D360B05	TRANSVERSE AND LONGITUDINAL RESTRAINT NETS - CARGO COMPARTMENTS - FWD AND AFT - INSTALLATION	***	***
2560-000176	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	***	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***	***
2562D360B66	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***
2564D360B67	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	***	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C	Follow on Price Per A/C
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***	***
3042B696M33	WINDSHIELD WIPER SYSTEM - REVISION - SINGLE SWITCH FOR BOTH WIPERS	***	***
3120C910B67	CLOCK WIRING - INSTALLATION - FMC, DFDAU AND VOICE RECORDER INPUT FROM FIRST OFFICER'S CLOCK	***	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***	***
3131B628B28	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - TELEDYNE CONTROLS - 512 WPS CAPABLE - 737-7 DATA FRAME ACTIVE - P/N 2233000-916 - BFE/SPE	***	***
3132-000014	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK-ARINC 615-SFE	***	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***	***
3161A627A40	CDS - SOFTWARE ACTIVATION - SELECTABLE COMPACTED ENGINE FORMAT - ENABLE	***	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***	***
3162-000023	FLIGHT DIRECTOR COMMAND DISPLAY - FILLED INTEGRATED CUE - ADI	***	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINMUMS - PRIMARY FLIGHT DISPLAY	***	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***	***
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	***	***
3162A066A17	COMMON DISPLAY SYSTEMS FAULT MESSAGE - REVERSE VIDEO DISPLAY	***	***
3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	***	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***	***
3245-000098	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOODRICH - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	***	***
3245B290A92	BRAKES - CARBON - GOODRICH	***	***
3245B290A94	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	***	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***	***
3342-000033	NOSE GEAR TAXI LIGHT - NO AUTOMATIC SWITCHOFF AT RETRACTION	***	***
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	***	***
3344C910B68	ANTI-COLLISION LIGHT - INSTALLATION - SWITCH NOMENCLATURE	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C	Follow on Price Per A/C
3350C869A05	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - COLOR PHOTOLUMINESCENT	***	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***	***
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	***	***
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	***	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL INTERNATIONAL INC. - P/N 066-50029-1201 - BFE/SPE	***	***
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	***	***
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	***	***
3436A218A66	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR A COMMON HUD SYSTEM WITH CONTROL PANEL INTERFACE	***	***
3436C594A68	HEAD UP DISPLAY (HUD) - INSTALLATION OF ROCKWELL COLLINS PHASE 3 HGS4000 SYSTEM WITH CONTROL PANEL - STC CERTIFIED - BFE/SPE	***	***
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	***	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***	***
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	***	***
3446-000050	500 SMART CALLOUT	***	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***	***
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	***	***
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***	***
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE	***	***
3457B696A24	AUTOMATIC DIRECTION FINDING (ADF) SYSTEM - PARTIAL PROVISIONS	***	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	***	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***	***
3461B696M48	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	***	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

Exhibit A.2 737-8H4	BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C	Follow on Price Per A/C
3511-000011	NO REMOTE CREW OXYGEN FILL STATION	***	***
3511B696M31	CREW OXYGEN MASKS AND SMOKE GOGGLES - CAPTAIN, FIRST OFFICER, FIRST OBSERVER AND SECOND OBSERVER - BFE/SPE	***	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***	***
3830C882K61	WASTE DISPOSAL - 4"" SERVICE PANEL LAVATORY DRAIN VALVE	***	***
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	***	***
3910D322A11	AFT ELECTRONICS PANEL ARRANGEMENT	***	***
5231A561C54	CARGO DOOR - SOLID SKIN	***	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***	***
5300-000028	UNDERSEAT FLOOR PANELS, HIGH TRAFFIC CAPABILITY	***	***
5352A298A28	RADOME- NORDAM- SFE	***	***
5730B290A42	PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET INSTALLATION	***	***
5730C581A10	WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE/SPE (737-800)	***	***
7200-000125	CFM56-7 ENGINES - 7B26 RATING	***	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***	***
MISC	INTERIOR ALLOWANCE	***	***
MISC DOOR	FAA FLIGHT DECK DOOR	***	***
MISC P & O	PEAKS & OBSTACLES	***	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS (FAA)	***	***
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.856(b)	***	***

OPTIONS: 197	TOTALS:	***	***

P.A. No. 1810	BOEING PROPRIETARY	SA-71

737-8H4
CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit C.2 to Purchase Agreement Number 1810

P.A. No. 1810	C.2	SA71
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8H4 AIRCRAFT

This Exhibit C.2 contains the Customer Support Variables applicable to the 737-8H4 Aircraft and incorporates all terms and conditions contained in the Customer Support Document as Exhibit C to the Purchase Agreement.

Buyer currently operates an aircraft of the same model as the 737-8H4 Aircraft.  ***
  The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1
Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Buyer's newly-purchased 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer; 1 class of 15 students;

1.2
Training materials, if applicable, will be provided to each student.  In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Buyer's own training program.

2.	Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Buyer's newly-purchased 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer.

Any training materials used in Flight Training, if required, will be provided for use in Buyer's own training program.

3.            Planning Assistance.

3.1	Maintenance Engineering. Notwithstanding anything in Exhibit C to the Purchase Agreement to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1	Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Buyer’s maintenance program resulting from minor

P.A. No. 1810	C.2 - 1	SA71
BOEING PROPRIETARY

model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by the Buyer.

3.1.2
ETOPS Maintenance Planning Assistance.  Upon request, Boeing will provide assistance in identifying the impact to Buyer’s ETOPS maintenance program resulting from minor model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by the Buyer.

3.1.3
GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide assistance to Buyer in identifying the impact to Buyer’s maintenance tools and ground support equipment resulting from the minor model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer.

3.2	Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.

4.1	Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

4.2	Boeing will provide the most current computer based training (CBT) courses available for the 737-7H4 and 737-8H4 as well as any enhancements to the basic 737 courses (e.g. 360 degree view of cockpit).

4.3	Boeing will provide the Flight Crew Operating Manual (FCOM) for the 737-8H4 in color and modified to the Southwest specific configuration.

4.4	In addition to the formats provided in Exhibit C, Part D, if requested by Buyer, Boeing will provide documents in xml, pdf and Framemaker formats.

P.A. No. 1810	C.2 - 2	SA71
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit E.2 to Purchase Agreement Number PA-1810

737-8H4 Aircraft

Exhibit E.2 – 737-8H4 Aircraft		SA71

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8H4 AIRCRAFT

This Exhibit E.2 contains supplier selection dates, on-dock dates and other requirements applicable to the 737-8H4 Aircraft and incorporates all terms and conditions contained in Buyer Furnished Equipment Provisions Document as Exhibit E to the Purchase Agreement.

1.           Supplier Selection.

Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	March 1, 2011

Galley Inserts	March 1, 2011

Seats (passenger)	January 17, 2011
Miscellaneous Emergency Equipment	March 1, 2011

2.           On-dock Dates and Other Information.

On or before April, 2013 Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates Month of Delivery
	March 2012 (2) Aircraft	April 2012 (2) Aircraft
Seats	1/23/2012	2/21/2012
Galleys/Furnishings	1/16/2012	2/14/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011
Avionics	1/16/2012	2/14/2012

Exhibit E.2 – 737-8H4 Aircraft		SA71

BOEING PROPRIETARY

Cabin Systems Equipment	1/16/2012	2/14/2012
Miscellaneous Emergency Equipment	1/16/2012	2/14/2012
Textiles/Raw Material	9/29/2011	10/28/2011
Cargo Systems (Single Aisle Programs)	1/3/2012	1/31/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012

Item	Preliminary On-Dock Dates Month of Delivery
	May 2012 (2) Aircraft	June 2012 (2) Aircraft
Seats	3/22/2012	4/20/2012
Galleys/Furnishings	3/15/2012	4/13/2012
Antennas & Mounting Equipment	1/23/2012	2/20/2012
Avionics	3/15/2012	4/13/2012
Cabin Systems Equipment	3/15/2012	4/13/2012
Miscellaneous Emergency Equipment	3/15/2012	4/13/2012
Textiles/Raw Material	12/1/2011	1/10/2012
Cargo Systems (Single Aisle Programs)	3/1/2012	3/30/2012
Provision Kits (Single Aisle Programs)	11/1/2011	11/30/2011
Radomes (Single Aisle Programs)	3/22/2012	3/31/2012

Item	Preliminary On-Dock Dates Month of Delivery
	July 2012 (2) Aircraft	August 2012 (2) Aircraft
Seats	5/22/2012	6/21/2012
Galleys/Furnishings	5/15/2012	6/14/2012
Antennas & Mounting Equipment	3/22/2012	4/20/2012
Avionics	5/15/2012	6/14/2012

Exhibit E.2 – 737-8H4 Aircraft		SA71

BOEING PROPRIETARY

Cabin Systems Equipment	5/15/2012	6/14/2012
Miscellaneous Emergency Equipment	5/15/2012	6/14/2012
Textiles/Raw Material	2/9/2012	3/9/2012
Cargo Systems (Single Aisle Programs)	5/1/2012	5/31/2012
Provision Kits (Single Aisle Programs)	1/3/2012	1/31/2012
Radomes (Single Aisle Programs)	4/16/2012	5/14/2012

Item	Preliminary On-Dock Dates Month of Delivery
	September 2012 (2) Aircraft	October 2012 (2) Aircraft
Seats	7/23/2012	8/23/2012
Galleys/Furnishings	7/16/2012	8/16/2012
Antennas & Mounting Equipment	5/23/2012	6/22/2012
Avionics	7/16/2012	8/16/2012
Cabin Systems Equipment	7/16/2012	8/16/2012
Miscellaneous Emergency Equipment	7/16/2012	8/16/2012
Textiles/Raw Material	4/9/2012	5/10/2012
Cargo Systems (Single Aisle Programs)	7/2/2012	8/2/2012
Provision Kits (Single Aisle Programs)	3/2/2012	4/2/2012
Radomes (Single Aisle Programs)	6/15/2012	7/16/2012

Item	Preliminary On-Dock Dates Month of Delivery
	November 2012 (2) Aircraft	December 2012 (2) Aircraft
Seats	9/20/2012	10/23/2012
Galleys/Furnishings	9/13/2012	10/16/2012
Antennas & Mounting Equipment	7/20/2012	8/23/2012

Exhibit E.2 – 737-8H4 Aircraft		SA71

BOEING PROPRIETARY

Avionics	9/13/2012	10/16/2012
Cabin Systems Equipment	9/13/2012	10/16/2012
Miscellaneous Emergency Equipment	9/13/2012	10/16/2012
Textiles/Raw Material	6/7/2012	7/11/2012
Cargo Systems (Single Aisle Programs)	8/30/2012	10/2/2012
Provision Kits (Single Aisle Programs)	4/30/2012	6/1/2012
Radomes (Single Aisle Programs)	8/13/2012	9/17/2012

Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Exhibit E.2 – 737-8H4 Aircraft		SA71

BOEING PROPRIETARY